7972057v5 7/22/2016 3:58 PM 1989.486 dated as of July 22, 2016 CONFIDENTIAL Wells Fargo Bank, National Association, as Agent under the below-referenced Credit Agreement 2450 Colorado Avenue, Suite 3000 West Santa Monica, California 90404 Re: AMENDMENT FEE LETTER Ladies and Gentlemen: Reference hereby is made to (a) that certain Credit Agreement, dated as of May 2, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among ERICKSON INCORPORATED (formerly known as Erickson Air-Crane Incorporated), as a borrower ("EAC"), ERICKSON HELICOPTERS, INC. (formerly known as Evergreen Helicopters, Inc.), as a borrower ("Helicopters" and together with EAC, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), the lenders identified on the signature pages thereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"), as lead arranger, as book runner, as syndication agent, and as documentation agent, (b) that certain amendment fee letter, dated as of July 8, 2016 (the "Amendment Number Twelve Fee Letter"), by and among Borrowers and Agent, and (c) that certain Amendment Number Thirteen to Credit Agreement, dated as of the date hereof (the "Amendment Number Thirteen"), by and among Borrowers, the Subsidiaries of Borrowers identified on the signature pages thereto, the Lenders, and Agent. Capitalized terms used in this letter agreement (this "Amendment Fee Letter") but not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement. A. Amendment Fee. In connection with the Credit Agreement and Amendment Number Thirteen, Borrowers hereby agree to pay to Agent in immediately available funds an amendment closing fee ("Amendment Fee") equal to the sum of (i) 25 bps multiplied by the aggregate Revolver Commitments of the Lenders signatory to Amendment Number Thirteen on or before July 22, 2016 (the "Consenting Lenders") for the ratable account of the Consenting Lenders and (ii) if the Revolving Loans and other Obligations are not paid in full in cash or otherwise cash collateralized as required under the Credit Agreement on or before August 15, 2016, an additional 25 bps for the ratable account of the Consenting Lenders. The Amendment Fee shall be fully earned on the date hereof and the portion under clause (i) shall be non-refundable and due and payable on the Thirteenth Amendment Effective Date (as defined in the Amendment Number Thirteen), and the Amendment Fee under clause (ii) shall be non- refundable and due and payable on August 15, 2016 as stated above. B. Refinancing. Borrowers hereby agree to continue to retain and engage Investment Banker (as defined in the Amendment Number Twelve Fee Letter), on terms and conditions reasonably acceptable to Agent, to assist Borrowers in a process by which the Borrowers will identify one or more lenders to refinance and otherwise satisfy or cash collateralize, as applicable, in full in cash all

Wells Fargo Bank, National Association, as Agent Dated as of July 22, 2016 Page 2 outstanding Revolving Loans and other Obligations on terms and conditions otherwise acceptable to Agent and Required Lenders (the "Refinancing"). C. Refinancing Milestones. (i) In connection with the Refinancing, Borrowers hereby agree to comply with the milestones set forth below. Each of the items required to be delivered to Agent pursuant to the milestones below shall be in form and substance reasonably acceptable to Agent: (a) On or before July 27, 2016 (or such later date as may be agreed to in writing by Agent and Required Lenders), Borrowers will select at least two proposed lenders for the Refinancing (collectively, the "Refinancing Lenders" and each, a "Refinancing Lender"), will notify Agent in writing of the same, and will deliver to Agent the most recent version of the term sheets, letters of intent or other expressions of interest from each Refinancing Lender upon which such selection by Borrowers was based setting forth the terms and conditions of the proposed Refinancing (including, without limitation, commitment size, pricing, and closing timing). Borrowers shall promptly advise Agent of any modifications to such term sheets, letters of intent or other expression interest, including any determination by each Refinancing Lender to terminate or otherwise withdraw from the refinancing process. Borrowers will provide prior written notice to Agent of any expense deposit, work fee or other fees payable to the Refinancing Lenders. Agent will promptly deliver to each of the Lenders the items provided to it by Borrowers pursuant to this Section C(i)(a). (b) On or before August 3, 2016 (or such later date as may be agreed to in writing by Agent and Required Lenders), Borrowers will deliver to Agent written evidence satisfactory to Agent and Required Lenders that all conditions to the proposed Refinancing described in the relevant term sheet, letter of intent or other expression of interest have been satisfied or waived (other than legal diligence and final form of documentation reasonably satisfactory to Refinancing Lender). (c) On or before August 5, 2016 (or such later date as may be agreed to in writing by Agent and Required Lenders), Borrowers will deliver to Agent a complete draft of the financing agreement(s) documenting the transactions contemplated by the Commitment Letter (or other written evidence described in clause (i)(b) above). (ii) Borrowers will diligently pursue in good faith the consummation of the Refinancing described above as soon as practicable. D. Refinancing Accommodation Fee. In consideration of the agreements and other financial accommodations of Agent and Consenting Lenders set forth in Amendment Number Thirteen (subject to the terms and conditions set forth therein), Borrowers hereby agree to pay to Agent (for the exclusive account of the Consenting Lenders based upon the ratio of the Revolver Commitments of each Consenting Lender to the aggregate Revolver Commitments of all Consenting Lenders), a Refinancing Accommodation Fee equal in the amounts described below (or such portion of such amounts as reduced with the written consent of Agent and Required Lenders, the "Refinancing Accommodation Fee"). Borrowers acknowledge that the Refinancing Accommodation Fee shall be nonrefundable and shall accrue and be fully earned on the dates below, whether before or after the commencement of an Insolvency Proceeding of any Borrower, if any,

Wells Fargo Bank, National Association, as Agent Dated as of July 22, 2016 Page 3 and shall be payable upon the earlier of acceleration of the Obligations, or the expiration or termination of the Revolver Commitments: (i) $3,500,000, if the Refinancing has not occurred on or before August 29, 2016; (ii) an additional $1,500,000, if the Refinancing has not occurred on or before September 12, 2016; and (iii) an additional $500,000 each two weeks thereafter, if the Refinancing has not occurred on or before September 26, 2016 and each second Monday thereafter, as applicable. E. Miscellaneous. Borrowers shall pay the amounts due and payable hereunder to Agent in the manner set forth in the Credit Agreement. Agent may in its discretion, and is hereby expressly authorized by Borrowers to, (x) charge such amounts due and payable to the Loan Account in accordance with the terms of the Credit Agreement, and (y) designate such amounts as Revolving Loans under the Credit Agreement. Borrowers hereby acknowledge and agree that the fees payable hereunder constitute Obligations and is in addition to any other fees payable by Borrowers under the Credit Agreement or any other Loan Document. THIS AMENDMENT FEE LETTER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. This Amendment Fee Letter is a Loan Document and is the "amendment fee letter" referred to in the Amendment Number Thirteen. The parties hereto acknowledge, confirm and agree that any failure of the Borrowers to comply with the covenants, conditions and agreements contained in this Amendment Fee Letter will constitute an immediate Event of Default under the Credit Agreement. This Amendment Fee Letter may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment Fee Letter by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment Fee Letter but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment Fee Letter. This Amendment Fee Letter sets forth the entire agreement between the parties with respect to the matters addressed herein, supersedes all prior communications, written or oral, with respect hereto, and may not be amended, supplemented, or modified except in a writing signed by the parties hereto [signature pages follow]